VIA EDGAR

July 14, 2021

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Exec Separate Account of Pacific Life Insurance Company
File No. 811-05563

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent or will send to its contract owners the semi-annual report dated April 30, 2021, for the underlying management investment company listed in the table below. This filing constitutes the filing of the report as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment company listed below filed, or will file, semi-annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
DFA Investment Dimensions Group Inc.	811-3258	0000355437

The management investment company listed above may not be available under every policy offered by the separate account.

Sincerely,

/s/ Brandon J. Cage

Brandon J. Cage
Assistant Vice President & Counsel
Pacific Life Insurance Company